THE FBR FUNDS

FBR Fund for Government Investors
FBR Maryland Tax-Free Portfolio
FBR Virginia Tax-Free Portfolio

1001 Nineteenth Street North, Arlington, Virginia 22209
888.888.0025

STATEMENT OF ADDITIONAL INFORMATION
July 1, 2004
As Amended September 9, 2004

This Statement of Additional Information is not a Prospectus.  It should be read in conjunction with the Funds' Prospectus, dated July 1, 2004, as amended September 9, 2004.   A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Funds' for the fiscal year ended December 31, 2003, are included in the Funds' 2003 Annual Reports to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  Copies of the Funds' 2003 Annual Reports are available, without charge, by request by writing or telephoning the Funds at the address or telephone number shown above.

FUND ORGANIZATION

The FBR Mutual Funds (the "Trust") is an open-end management investment company. The Trust currently consists of nine series of units of beneficial interest ("shares"), three of which are described in this SAI.  The series described in this SAI are the FBR Fund for Government Investors (or the "Money Market Fund"), a diversified fund, and FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio (the "Fixed Income Funds"), each of which is a non-diversified fund.  Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

Prior to February 27, 2004, the Funds were series of either FBR Fund for Government Investors, a Delaware statutory trust ("FGI"), or FBR Fund for Tax-Free Investors, a Maryland corporation ("TFI"). On February 27, 2004, each of the portfolios of FGI and TFI were reorganized as separate series of the Trust. The portfolios of FGI and TFI that were reorganized into series of the Trust are referred to in this SAI collectively as the "Predecessor Funds." All data and information in this SAI with respect to a Fund includes information from the periods covered by such Fund's corresponding Predecessor Fund, as applicable.

INVESTMENTS AND RISKS

The following are the investment strategies and risks associated with investing in the Funds.  The Funds' principal investment strategies are detailed in the Funds' prospectus.  The following paragraphs detail other investment strategies the Funds may pursue and the risks associated therewith.

U.S. Government Securities

The Money Market Fund (FBR Fund for Government Investors) intends to invest, under normal circumstances, at least 95% of its total assets in instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such securities.

The Fixed Income Funds (FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio) are permitted to invest up to 30% of their assets in U.S. Government securities.

There are three major classifications of U.S. Government securities in which the Funds may invest.

U.S. Treasury Securities
U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities
Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises
Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. The Federal National Mortgage Association and Fannie Mae are examples of government-sponsored enterprise securities.

Risks Associated with Investing in U.S. Government Securities
The U.S. Government is considered to be the best credit-rated issuer in the debt markets.  Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (although some are guaranteed by the U.S. Government), they also offer little credit risk.  However, another type of risk that may effect the Fund is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. Government securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Fund, while a decline in interest rates would generally increase the market value of portfolio investments of the Fund.

Repurchase Agreements

A Description of a Repurchase Agreement
A repurchase agreement is an agreement where the Funds acquire a security from a commercial bank or broker/dealer with the understanding that the Funds will sell the instrument back at an agreed-upon price and date (normally, the next business day).   Essentially, a repurchase agreement may be considered a loan backed by securities.  The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Funds.  In these transactions, the value of the securities acquired by the Funds (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Funds' custodian bank until repurchased.

Reasons to Use Repurchase Agreements
The Funds may invest in repurchase agreements with financial institutions to generate income from the Funds' excess cash balances.   It is the current policy of the Funds to invest in repurchase agreements that mature within seven days. If the Funds choose to invest in repurchase agreements, the agreements will normally mature within 7 days.  The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Funds' investment adviser, liquidity or other considerations so warrant.

Risks of Repurchase Agreements
The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss when the security is sold.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds.  Consequently, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Funds' investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Below Investment Grade Municipal Securities -- Fixed Income Funds Only

The Maryland Fund and Virginia Fund may invest 5% of their assets in securities rates below investment grade.  Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's Investors Services, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Municipal High Yield Securities, unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Funds' investment subadviser, Asset Management, Inc. ("AMI").  Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Municipal High Yield Securities generally offer a higher current yield than higher-grade issues.  However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged.  Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates.  Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time.  During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential sellers, if any, is limited.  This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield securities.  Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

When-Issued Securities -- Fixed Income Funds Only

The Funds may invest in securities issued on a "when-issued" or delayed basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund.  The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a when-issued basis.  A Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment.  When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of a Fund's commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment.  When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase.  Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment limitations are fundamental with respect to the Funds and may not be changed without prior approval of a majority of the Funds' outstanding voting shares.  As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

The Funds May Not:

1.   Borrow money, except that as a temporary measure a Fund may borrow money to facilitate redemptions.  Such a borrowing may be in an amount not to exceed 30% of a Fund's total assets at the time of borrowing or such other percentage permitted by law. Each Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding.

2.   Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. Each Fund may not enter into put or call options except in connection with stand-by commitments.

3.   Lend any security or make any other loan if as a result more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply  to purchases of publicly traded debt securities or to repurchase agreements.

4.   Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities..

5.   Purchase or sell real estate. The Fixed Income Funds may invest in municipal obligations secured by real estate or interests therein, and the Money Market Fund may invest in mortgage-backed securities by federal agencies and government-sponsored enterprises.

6.   Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

7.   Issue any senior security as defined in the 1940 Act, except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations  of the 1940 Act; (c) subject to the restrictions set forth below, a Fund may borrow money as authorized by the 1940.

The following apply to the Fixed Income Funds only:

8.   Purchase securities of any issuer if, as a result of such a purchase, more than 25% of a Fund's total assets would be invested in any one industry.  There is no limitation, however, as to investments in municipal obligations issued or guaranteed by the United States Government, its agencies or government sponsored enterprises, or in obligations of the United States Government, its agencies or government sponsored enterprises, which are purchased on a temporary basis in accordance with each Fund's investment objective and policies.

9.   Invest less than 80% of the value of their respective net assets in tax-exempt securities.

10. Invest, under normal circumstances, less than 80% of its net assets in securities, the income from which is exempt from Federal income taxes, the income tax of the Fund's respective state and the Alternative Minimum Tax.

The following applies to the Money Market Fund only:

11. Invest, under normal circumstances, less than 95% of its total assets in instruments issued or guaranteed by the U.S. Government Securities, its agencies or instrumentalities and in repurchase agreements secured by such securities.   To a limited extent, the Fund may invest in other types of securities.

VALUATION OF PORTFOLIO SECURITIES

For the Fixed Income Funds, portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Short-term investments are carried at amortized cost, which approximates value.  Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees.  Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value ("NAV") of the Funds' shares.

Determination of Net Asset Value.  Each Fund's NAV is determined as of the end of trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern time) on days the NYSE is open for business. In order to receive same day dividends for the Money Market Fund, your purchase request must be received by 12:30 p.m., Eastern Time.  In computing a Fund's NAV, all liabilities incurred or accrued are deducted from net assets.  The resulting net assets are divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

CALCULATION OF PERFORMANCE DATA

Calculation of Yield Quotations

7-Day Yield Quotation
The Fund's annualized current yield, as may be quoted in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes, the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).  The Fund's 7-Day yield for the period ended December 31, 2002 was 0.62%.

7-Day Effective Yield Quotation
The Fund also may communicate its annualized effective yield in advertisements and other communications to shareholders and potential investors.  An effective yield quotation is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Fund's 7-Day effective yield for the period ended December 31, 2002 was 0.62%.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed.  Actual yields will depend not only on the type, quality, and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives.  However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

Calculation of Average Annual Total Return Quotations

Fund performance may also be stated in terms of total return.  Under rules adopted by the SEC (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                P (1+T)n = ERV

Where:

P =           a hypothetical initial payment of $1,000.
T =           average annual total return.
n =           number of years.
ERV=      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the inception.  In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the Fund's net asset value (normally $1.00).  Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return.  For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Lehman Brothers Municipal Bond Indexes, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in the Funds' shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.  Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under rules adopted by the SEC.

The average annual total returns of shares of the Funds (or their corresponding Predecessor Funds) for the one-year, five-year and ten-year periods ending December 31, 2003 were as follows:

	Average Annual Total Return
Fund	One Year	Five Year	Ten Year
FBR Fund for Government Investors	0.42%	2.77%	3.56%

FBR Maryland Tax-Free Portfolio	4.11%	4.66%	4.83%

FBR Virginia Tax-Free Portfolio	4.61%	4.86%	5.02%

Average Annual Total Return After Taxes on Distributions and Redemption Quotations

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVD
Average Annual Total Return After Taxes =		[--- to the 1/nth power -1]
(after taxes on distributions)		P

Where:	P =	a hypothetical initial payment of $1,000.
	n =	number of years.
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

The Funds compute their average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemption.  This is done by dividing the ending redeemable value after taxes on fund distributions and redemption of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVDR
Average Annual Total Return After Taxes =		[--- to the 1/nth power -1]
(after taxes on distributions and redemption)		P

Where:	P =	a hypothetical initial payment of $1,000.
	n =	number of years.
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The average annual total returns of shares after distributions and after distribution and redemption of the Funds (or their corresponding Predecessor Funds) for the one-year, five-year and ten-year periods ended December 31, 2003 were as follows:

	Return After Taxes on Distributions
Fund	One Year	Five Year	Ten Year

FBR Maryland Tax-Free Portfolio	4.05%	4.65%	4.82%

FBR Virginia Tax-Free Portfolio	4.57%	4.84%	4.98%
	Return After Taxes on Distributions and Redemption
Fund	One Year	Five Year	Ten Year

FBR Maryland Tax-Free Portfolio	4.15%	4.61%	4.79%

FBR Virginia Tax-Free Portfolio	4.33%	4.74%	4.92%

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares may be purchased or redeemed through FBR Investment Services, Inc., ("FBR Services" or "Distributor") account executives, other authorized dealers or directly through the Trust's sub-transfer agent Integrated Fund Services, Inc. ("Integrated"), P.O. Box 5354, Cincinnati, Ohio 45201-5354 . The minimum initial investment for each Fund is $2,000. The minimum initial investment for Individual Retirement Accounts ("IRAs"), or pension, profit-sharing or other employee benefit plans is $1,000.  There is no minimum requirement for subsequent investments. Shares may be purchased at a price equal to their next determined NAV. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Redemption In-Kind (Fixed Income Funds only).  Although each Fund intends to redeem shares in cash, each Fund reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund.  To the extent available, such securities will be readily marketable.  Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable.  The Funds have elected to be governed by Rule 18f-1 of the 1940 Act under which each Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's NAV during any 90-day period. A shareholder will incur brokerage costs in disposing of securities acquired when the redemption price is paid in whole or in part by a distribution of securities.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect Fund shareholders.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Funds are declared each day the Funds are open for business and paid monthly.  Capital gains, if any, will be distributed on an annual basis usually in November or December. Account statements showing dividends paid will be mailed to shareholders monthly. Dividends reflect daily net income, which generally consists of accrued interest and accretion of discount less amortization of premium and expenses of the Fund. The Funds may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

You may choose to have dividends and distributions of a Fund paid to you in cash or additional shares of the Fund. You should make this election on your Account Application but you may change your election by giving written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If you do not choose otherwise, all dividends and distributions will be reinvested in the Fund paying the dividend and/or distribution.

TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning.  This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General.  The Funds intend to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, the Funds generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year ("Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Funds must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies ("Income Requirement").

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Funds' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Funds do not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Funds' total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Funds control and which are engaged in the same or similar trade or business.

Distributions of net investment income received by the Funds from investments in debt securities and any net realized short-term capital gains distributed by the Funds will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

The Funds intend to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year.  Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares.  The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain.  Capital gain dividends are not eligible for the dividends-received deduction for corporations.

In the case of corporate shareholders, distributions of the Funds for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met.  Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates.  Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If for any taxable year the Funds do not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Funds' current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Funds in October, November or December with a record date in such a month and paid by the Funds during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made.  To prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement.

The Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Disposition of Shares.  Upon the redemption or sale of shares of the Funds, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains.

Although the Funds expect to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Financial Instruments.  Special rules govern the Federal income tax treatment of financial instruments that may be held by the Funds.  These rules may have a particular impact on the amount of income or gain that the Funds must distribute to its shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount.  The Funds may purchase debt securities with original issue discount.  Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity.  Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount.  The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount.  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Funds in each taxable year in which the Funds own an interest in such debt security and receives a principal payment on it.  In particular, the Funds will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income.  In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Constructive Sales.  IRS rules may affect the timing and character of gain if the Funds engage in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Funds enter into certain transactions in property while holding substantially identical property, the Funds would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Funds' holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Funds' holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Foreign Shareholders.  The tax consequences to a foreign shareholder of an investment in the Funds may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.  Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Other Taxation.  The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates).  Distributions by the Funds and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.  Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TRUSTEES AND OFFICERS

Board of Trustees.  Overall responsibility for management of the Trust rests with the Board of Trustees ("Trustees" or "Board"). Subject to the Trust's Trust Instrument, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the appointment and removal of the Trust's officers. There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

Information about the Trustees of the Trust is included in the following table. The address for each Trustee is 4922 Fairmont Avenue, Bethesda, MD 20814.

Name, Address and Age	Term of Office* and Length of Time Served**	Principal Occupation During Past 5 Years	Portfolios Overseen in the Trust and Fund Complex***	Other Directorships

Independent Trustees
Michael A. Willner, 45	Since June 2000	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	10	None

F. David Fowler, 69	Since June 2000	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992-1997.	10	MicroStrategy, Inc.

Larry R. Levitan, 62	Since September 2003	Retired; Oversight Board, Internal Revenue Service, September 2000 to present.	9	Choice Hotels International, Inc.

Charles O. Heller, 67	Since September 2003	Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000-2003.	9	None

Interested Trustee+
David Ellison, 45 101 Federal Street Suite 2130 Boston, MA 02110	Since September 2003	Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds since October 1996; and President Money Management Advisers, Inc., April 2001 - March 2002.	9	None

*       Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board.

**     Length of time served is measured from the earliest date of service as a Trustee of any of the Funds or the Predecessor Funds.

***  The "Fund Complex" consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc., ("FBR Group") and its affiliate advisers.

+       Mr. Ellison is considered to be an "Interested Trustee" of the Trust due to his position with FBR Fund Advisers.

The Trustees presently have an audit committee, a valuation committee, and a nominating committee, each of which are comprised of all of the Independent Trustees of the Trust: Messrs. Heller, Levitan, Willner and Fowler.  The function of the audit committee is to recommend independent auditors, pre-approve audit and certain non-audit services to be provided by the independent auditors to the Funds, and review and report on accounting and financial matters. The Board has adopted a written charter for the Audit Committee. The function of the valuation committee is to determine and monitor the value of the Funds' assets pursuant to the Trust's Valuation Procedures.  The function of the nominating committee is to nominate persons to serve as  Independent Trustees and to serve on committees of the Board. The Board does not have a policy related to considering nominees recommended by shareholders.  There were no meetings of the valuation or nominating committees during its most recent fiscal year ended. The audit committee met once during that period.

Remuneration of Certain Trustees and Executive Officers.  Each Independent Trustee receives an annual retainer of $5,000 and a fee of $1,000 for each regular meeting and $500 for each committee meeting attended, plus expenses, and $250 for each telephonic meeting attended. Officers of the Funds and Trustees who are interested persons of the Funds (if any) do not receive any compensation from the Funds or any other funds managed by the Adviser.  The following table sets forth information regarding compensation of Independent Trustees by the Trust for the fiscal year ended October 31, 2003.

Compensation Table

Name of Trustee	Aggregate Compensation from Trust*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex Paid to Trustees**

F. David Fowler	$ 35,594	N/A	N/A	$38,000

Michael A. Willner	$ 33,594	N/A	N/A	$36,000

Larry Levitan	$ 8,000	N/A	N/A	$ 8,000

Charles O. Heller	$ 8,000	N/A	N/A	$ 8,000

David Ellison	None	None	None	None

*    Amounts provided for the Trust include any payments to a Trustee when such Trustee was a Trustee of the Predecessor Funds.
**"Fund Complex" consists of all mutual funds advised by Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and its affiliate advisers.

Officers of the Trust
The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

Name, Address and Age	Position(s) Held With the Trust and Term of Office*	Principal Occupation During Past 5 Years

David H. Ellison, 45 101 Federal Street, Suite 2130 Boston, MA 02110	President	Director, CEO and President, FBR Fund Advisers, Inc. since December 1999; Fund Manager, FBR Family of Funds since October 1996. President, Money Management Associates, L.P., April 2001-March 2002.

Winsor H. Aylesworth, 56 101 Federal Street, Suite 2130 Boston, MA 02110	Executive Vice President	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Associates, L.P., April 2001-March 2002.

Bart Sanders, 39 4922 Fairmont Avenue Bethesda, MD 20814	Executive Vice President

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999.  Head Trader for  FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Associates, L.P. April 2001-March 2002.

Susan L. Silva, 36 4922 Fairmont Avenue Bethesda, MD 20814	Treasurer

Vice President, Mutual Fund Services, FBR National Trust Company since July 2002; Assistant Vice President, Fund Accounting, FBR National Trust Company since January 2001; Vice President and Controller of FBR Funds since July 2002. Employee of FBR National Trust Company since January 2000. Assistant Treasurer of Legg Mason Global Trust and Assistant Secretary of five Legg Mason Funds, 1998-1999; Fund Accounting Manager, Legg Mason, Inc. from 1996 through 1999.

Kimberly J. Ochterski, 29 4922 Fairmont Avenue Bethesda, MD 20814	Secretary

Secretary and Assistant Vice President of FBR Funds since July 2003. Employee of FBR National Trust Company since August 1998, serving in various capacities, including Fund Accounting Supervisor and Transfer Agent Operations Manager.

*  The Trust's President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other officers of the Trust serve at the pleasure of the Trustees.

As of January 31, 2004, the Trustees and officers of the Trust, as a group, owned less than 1.00% of the outstanding shares of the Funds.

Trustees' Ownership of Fund Shares as of December 31, 2003

	Dollar Range of Equity Securities owned of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*

F. David Fowler	Over $100,000	Over $100,000
Michael A. Willner	$ 10,001 - $ 50,000	$ 10,001 - $ 50,000
Larry Levitan	None	None
Charles O. Heller	$ 10,001 - $ 50,000	$ 10,001 - $ 50,000
David Ellison	Over $100,000	Over $100,000

*  "Family of Investment Companies" consists of all mutual funds advised by Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and its affiliate advisers.

TRUST MANAGEMENT AND ADMINISTRATION

Investment Adviser
Money Management Advisers, Inc. (the "Adviser"), 1001 19th Street, North, Arlington, Virginia 22209, has served as the Fund's investment adviser since the Fund's inception on February 14, 1975. Prior to January 1, 2002, the Adviser was known as Money Management Associates, L.P. The Adviser is a wholly-owned subsidiary of FBR National, the Fund's administrator, custodian, fund accounting and transfer agent.  The Adviser and FBR National are wholly-owned subsidiaries of FBR Group, Inc.

As of January 31, 2004, the Adviser manages approximately $442.4 million of net assets on behalf of the Fund and the other investment companies it advises. Together, the Adviser and its asset management affiliates manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Advisory Agreement
Pursuant to an Advisory Agreement between the Adviser and the Funds, the Adviser is responsible for the management of the Funds, provides investment oversight and supervision to the Funds, and is responsible for making investment decisions and placing orders for the purchase and sale of the Funds' investments.  Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that the Adviser is not liable to the Funds for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or negligence in the performance of the Adviser's duties or by reason of its reckless disregard of its obligations under the Advisory Agreement.  The Advisory Agreement may be terminated by the Funds without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Funds' outstanding voting securities, or upon 60 days' notice by the Adviser.  The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.  The Advisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Funds and, in either case, (ii) by a majority of the Independent Trustees.

Advisory Fees
For its services, the Adviser receives a fee at an annual rate based on the Funds' net assets as follows:

Money Market Fund*	0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets over $1 billion.
Fixed Income Funds	0.375%

*Effective April 1, 2003, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to 0.10% for such period as the fee payable by the Fund under its administrative services agreement is 0.35%.

The Adviser has contractually agreed to waive its fees or reimburse expenses for the Funds to the extent the Funds' expenses (exclusive of interest, taxes, brokerage commissions, extraordinary legal expenses or any other extraordinary expenses) exceed 1.00% of the Fund's average daily net assets. The agreement automatically renews for one-year terms unless the Adviser provides written notice to the Fund.

For the year ended December 31, 2003, pursuant to an agreement between the Funds and the Adviser, for the advisory services performed, the Adviser received 0.50% of the average daily net assets of the Fund for Government Investors and 0.625% of the average daily net assets of  the Maryland and Virginia Funds.  Effective March 1, 2004, the Adviser has contractually agreed to a reduction of this fee to  0.375% of the average daily net assets of the Fixed Income Funds, pursuant to an agreement between the Funds and the Adviser dated February 28, 2004.

For the fiscal years ended December 31, 2003, 2002 and 2001, the Funds (or the corresponding Predecessor Funds) paid the following investment advisory fees to the Adviser:

	2003	2002	2001

Fund for Government Investors	$1,867,795**	$2,324,451	$2,532,383
Tax-Free Maryland Portfolio	$267,140	$ 258,272	$ 247,319
Tax-Free Virginia Portfolio	$207,853	$ 194,121	$ 186,970

       ** For the year ended December 31, 2003, the Advisory fee paid is net of waivers of $320,353.

Investment Subadviser (for the Fixed Income Funds only)
Pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement"), the Adviser retains Asset Management, Inc. ("AMI") to serve as the Fund's investment sub-adviser.  AMI, located at 5530 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815, is an investment adviser registered with the Securities and Exchange Commission ("SEC") under the 1940 Act. AMI is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.   As of January 31, 2004, AMI managed approximately $1.0 billion in assets on behalf of the Funds and other clients such as individuals, institutions and private partnerships.  AMI is a privately held company that was founded by Arthur A. Adler, Jr. in 1977.  Craig A. Pernick, Vice President and Michael S. Gildenhorn, Executive Vice President, comprise the portfolio management team for each Fund.  For its subadvisory services, the Adviser pays AMI the following fees:

Maryland Fund	0.22% on the first $39 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.

Virginia Fund	0.22% on the first $30 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.

Pursuant to the terms of the Sub-Advisory Agreement, for the period September 4, 2001 through December 31, 2002, the Adviser paid AMI $70,297. For the fiscal years ended December 31, 2002 and 2003, the Adviser paid $208,857 and $159,309, respectively, in subadvisory fees to AMI.

Subadvisory Agreement
Pursuant to a Subadvisory Agreement between the Adviser and AMI, AMI is responsible for making investment decisions and placing orders for the purchase and sale of the Funds' investments directly with the issuers or with brokers or dealers selected by it in its discretion.  Consistent with the requirements of applicable law, the Subadvisory Agreement provides that AMI is not liable to the Adviser, the Fund, or to any shareholder of the Funds for any error in judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement.  The Subadvisory Agreement may be terminated by the Adviser or AMI, without penalty, upon 30 days' prior written notice.  In addition, the Subadvisory Agreement may be terminated by the Board or by a majority vote of the Fund's shareholders, without penalty, upon 30 days' prior written notice.  The Subadvisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act.  The Subadvisory Agreement will remain in effect for two years from its effective date, and, unless earlier terminated, will continue from year-to-year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund and, in either case, (ii) by a majority of the Independent Directors.

Board Approval of the Advisory Agreements. The Investment Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Fixed Income Funds were approved by the Trustees at an in-person meeting held October 21, 2003.    In determining whether or not it was appropriate to approve these Agreements, the Trustees considered various materials and representations provided by the Adviser and Sub-Adviser, as applicable, with respect to each Fund separately.  These written materials included information concerning the organization of the Adviser and Sub-Adviser, a description of the advisory services to be provided to the Funds, performance information for appropriate periods for the Funds, the current contractual advisory fee schedule for each Fund, and comparative fee and expense information.  The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the approval of these Agreements.

Among other things, the Trustees considered each Fund's current expense ratio and level of fees, looking at the percentage of fees that comparable funds pay.  The Boards also considered the Adviser's willingness to continue any applicable expense waivers in place for the Funds.   The Board also noted favorably the historical factors involving the Adviser and Sub-Adviser and the responsiveness of management to the Trustees' concerns and requests for information.   The Trustees then determined that the fee structure of each Fund was reasonable and fair to shareholders having concluded that each fee structure was in line with those of comparable funds based upon their review of relevant data provided to the Board.

The Board also took note of the fact that the performance results achieved by the Adviser and Sub-Adviser for the Funds was favorable on both a short-term and on a long-term basis and had been achieved in a manner consistent with the stated investment objectives and policies of each of the Funds. The Trustees also considered the profitability of the Funds to the Adviser, the scope of any "fall-out benefits" (that is, whether the Adviser and Sub-Adviser received other benefits from their relationship with the Funds, such as soft dollars) and the capabilities and financial soundness of the Adviser and Sub-Adviser.

After considering these factors, the Trustees, comprising all of the Independent Trustees, concluded that the Advisory Agreement and the Sub-Advisory Agreement would be beneficial to each applicable Fund and its shareholders and approved the continuation of each Agreement.

Portfolio Transactions.    Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, the Adviser and AMI determine, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions.  The Funds expect that purchases and sales of portfolio securities generally will be principal transactions.  Portfolio securities are normally purchased on a net basis, which does not involve payment of brokerage commissions.  There will usually be no brokerage commissions paid by the Funds for such purchases

Allocation of transactions to broker-dealers is determined by the Adviser or AMI, as applicable, in its best judgment and in a manner deemed fair and reasonable to shareholders.   The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser or AMI, as applicable, may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or AMI and does not reduce the investment advisory fees payable to the Adviser by a  Fund.  Such information may be useful to the Adviser or AMI, as applicable, in serving both the Trust and other advisory clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser or AMI, as applicable, in carrying out its obligations to the Trust.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.  The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund.  Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other advisory clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

The Trustees have authorized the allocation of brokerage to Friedman, Billings, Ramsey & Co., Inc. ("FBR & Co."), an affiliated broker-dealer, to effect portfolio transactions on an agency basis.  The Trustees have adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."  At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

Investment decisions for a Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser or AMI, as applicable.  Such other funds, investment companies or accounts may also invest in the same securities in which a Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another advisory client, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or AMI, as applicable, believes to be equitable to the Fund and such other advisory client.  In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser or AMI, as applicable, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other advisory clients in order to obtain best execution.  In making investment recommendations for a Fund, the Adviser or AMI, as applicable, will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or affiliates, or AMI and, in dealing with commercial customers, the Adviser or its affiliates, or AMI will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the fiscal year ended December 31, 2003, the Funds (or their corresponding Predecessor Funds) did not pay any brokerage commissions.

Distributor.   FBR Investment Services, Inc. (the "Distributor"), located at 4922 Fairmont Avenue, Bethesda, Maryland 20814, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Funds' shares pursuant to an agreement with the Trust which is renewable annually.  The Distributor promotes and sells shares of the Funds on a continuous, best efforts basis.

Distribution Plans (Fixed Income Funds only).   The Trust's Board of Trustees has adopted a plan on behalf of the Fixed Income Funds,  pursuant to Rule 12b-1 under the 1940 Act (the "Plans").  Effective March 1, 2004, pursuant to the Plans each Fund pays the Distributor a fee for distributing Fund shares at the annual rate of 0.25% of the average daily net assets of the Fund shares for which it is the distributor of record.  Under the Plans, the Distributor may pay third parties in respect of these services such amount as it may determine.  The fees paid to the Distributor under the Plans are payable without regard to actual expenses incurred.  The Trust understands that these third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts.  These fees would be in addition to any amounts which may be received by them from the Distributor under the Plans.

Distribution fees may be used by the Distributor for: (a) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of a Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by a Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee; and (f) any other  expense primarily intended to result in the sale of a Fund's shares, including, without limitation, payments to salesmen and selling dealers who have entered into selected dealer agreements with the Distributor, at the time of the sale of shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the independent Trustees, being Trustees who are not "interested persons," as defined by the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans) considered various factors and determined that there is a reasonable likelihood that the Plans will benefit the shareholders.  The Plans will continue in effect as to a Fund from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the independent Trustees.  While the Plans remain in effect, the Trust shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plans and the purposes for which such expenditures were made.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plans must be approved by the Board and by the Independent Trustees cast in person at a meeting called specifically for that purpose.  While the Plans are in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office.

For the fiscal year ended December 31, 2003, the Funds (or their corresponding Predecessor Funds) did not pay any distribution fees.

Fund Administration, Accounting, Transfer Agency and Custody Services.   Under the terms of an Agreement for Fund Administration, Fund Accounting Services, Transfer Agency Services and Custody Services ("Services Agreement") with the Trust, on behalf of the Funds, dated February 28, 2004, FBR National Trust Company ("FBR National") provides custodial, transfer agency, fund accounting, administrative and other shareholder services to the Funds. FBR National is a wholly owned subsidiary of FBR Group.  Under the terms of the Services Agreement, the Trust pays a fee at an annual rate based on the size of each Fund's net assets as follows:

Fund	Asset Level	Annual Fee Per Fund
Fund for Government Investors*	<=$20MM	$80,000
	>$20MM<=$100MM	0.40% of assets
	>=$100MM	0.35% of assets

Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio**	<= $20MM	$60,000
	>$20MM <= $100MM	0.30% of assets
	>$100MM	0.25% of assets

*Prior to April 1, 2003, FBR National received an annual fee of 0.25% of the average daily net assets of the Fund for Government Investors (or its corresponding Predecessor Fund).

**Prior to November 1, 2002, FBR National received an annual fee 0.30% of average daily net assets for the Maryland Fund and Virginia Fund (or their corresponding Predecessor Funds).

FBR National is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, interest and the expenses paid by the Adviser.  Specifically, FBR National pays costs of registration of the Fund's shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.  For the fiscal years ended December 31, 2003, 2002 and 2001, the following fees were paid to FBR National pursuant to the Services Agreement.

	2003	2002	2001
Fund for Government Investors	$1,414,773	$ 1,162,357	$ 1,270,070
Maryland Tax-Free Portfolio	$128,227	$124,005	$118,713
Virginia Tax-Free Portfolio	$99,770	$ 93,178	$ 89,747

Experts.   The financial statements of the Funds (or their corresponding Predecessor Funds) have been audited by Deloitte & Touche, LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report

Financial Statements.   The financial statements, with respect to the Funds (or their corresponding Predecessor Funds), for the fiscal year ended December 31, 2003, including notes thereto and the report of Deloitte & Touche thereon, are herein incorporated by reference.  A copy of the Funds' Annual Reports to shareholders, with respect to the FBR Fund for Government Investors and the FBR Maryland Tax-Free and Virginia Tax-Free Portfolios must accompany the delivery of this SAI. Copies of the Funds' most recent annual report may be obtained without charge upon request by writing to The FBR Funds, Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209 or by calling toll free 888.888.0025.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust formed on September 26, 2003.  The Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently is authorized to issue nine series of shares, which represent interests in FBR Large Cap Financial Fund, the FBR Small Cap Financial Fund, the FBR Small Cap Fund, the FBR Large Cap Technology Fund, the FBR Small Cap Technology Fund, the FBR American Gas Index Fund, the FBR Fund for Government Investors, the FBR Tax Free Maryland Portfolio and the FBR Tax Free Virginia Portfolio.  The Trust's Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds of the Trust, of any general assets not belonging to any particular Fund which are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (Funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except: (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine).  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.  In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Trust.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will not be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Delaware Trust Instrument also provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

PROXY VOTING POLICIES AND PROCEDURES

The Board of each Fund has approved proxy voting policies and procedures for the Funds that delegate the authority to vote proxies related to each Fund's portfolio securities to the Adviser. The Adviser's proxy voting policies and procedures address the responsibility of the Adviser to ensure that proxies received for portfolio securities held by the Funds are voted in the best interest of the Funds, including in those situations involving a conflict of interest between the Funds on the one hand, and the Adviser, Distributor, and certain of their affiliated persons on the other.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser's fiduciary duties under the federal and state law to act in the best interest of its clients.

Voting Proxies.  Proxies solicited for items of business with respect to issuers whose voting securities are owned by the Fund must be voted in the best interests of the Funds. Proxies are voted on a case-by-case basis in the best economic interest of the client or shareholder taking into consideration all relevant contractual obligations and other circumstances at the time of the vote.  Proxies are also voted with the objective of fostering good corporate governance practices, including the fair and equal treatment of shareholders together with the reasonable disclosure of company policies, activities and returns. The Adviser may abstain from voting a client proxy when the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant; or when the cost of voting the proxies outweighs the benefits, e.g., when voting certain non-U.S. securities.

Conflicts of Interest.  The Adviser generally insulates itself from conflicts of interests between a Fund and itself, the Fund's Distributor and/or certain affiliated persons of the Adviser or Distributor by voting proxies in accordance with the Adviser's proxy voting policies and procedures. Where a conflict of interest arises, the Adviser may pursue one of the following courses of action: (1)  convene an ad-hoc committee to assess and resolve the conflict; (2)  vote in accordance with the instructions of a client or shareholder after providing notice to that client or shareholder of the conflict; (3)  vote the proxy in accordance with the recommendation of an independent third-party service provider; or (4) delegate the vote to an independent third-party service provider.  The Board of Directors of the Fund has appointed a committee of the Board for the purpose of providing the Fund's consent to vote in matters where the Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote or for other reasons.

The Advisor delegates the responsibility to exercise voting authority with respect to securities held in portfolios for which the Advisor has retained one or more Sub-Advisors to those Sub-Advisors in accordance with each applicable Sub-Advisor Proxy Voting Policy. Each Portfolio Manager of the Advisor and/or Proxy Designate (a representative designated by the Portfolio Manager to vote proxies) is encouraged to own shares in the fund over which he oversees the proxy process as to align his voting interest with other fund shareholders. The Portfolio Manager and/or Proxy Designate is required to review each proxy issue and make a voting decision in a timely manner that, in his/her best judgment, is in the best interests of the client.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2004, the following persons held beneficially or of record 5% or more of the outstanding shares of the Funds.

Fund	Shareholder Name and Address	Shares Outstanding	% Owned
Fund for Government Investors	FBR National Trust Company 4922 Fairmont Avenue Bethesda, MD 20814	55,341,655.110	15.62%
Maryland Tax-Free Portfolio	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	283,742.998	7.50%
Virginia Tax-Free Portfolio	Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	345,034.650	12.73%
	Roger W. Jones P O Box 248 Sperryville, VA 22740	296,463.505	10.94%

ADDITIONAL INFORMATION

As used in the Prospectus and in this SAI, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular Fund of the Trust will be the relative NAV of each respective Fund at the time of allocation.  Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Code of Ethics.   Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have adopted a Code of Ethics for the Trust and approved this same Code of Ethics for the Adviser and Distributor based on a determination that the Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1 under the 1940 Act.   The Trustees have also approved the Code of Ethics adopted by ACM, the sub-adviser to the Small Cap Fund.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

APPENDIX A

 DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thompson").  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (E.G., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements, I.E., their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future.  Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB.  Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA.- Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-.  High credit quality protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-.  Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA.  Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA.  Bonds considered to be investment grade and of very high credit quality.  The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."  Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A.  Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA.  Obligations for which there is the lowest expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA.  Obligations for which there is a very low expectation of investment risk.  Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A.  Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     -    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -    Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1.  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated "A-1."

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+.  Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1.  Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-.  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Duff 2.  Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Duff 3.  Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2.  Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3.  Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1.  Obligations supported by a very strong capacity for timely repayment.

A2.  Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM DEBT RATINGS.  Thompson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies.  Further, TBW does not suggest specific investment criteria for individual clients.  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.  The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1.  The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2.  The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3.  The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4.  The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

Definitions of Certain Money Market Instruments

Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations.  U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations.  Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National

Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.